UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  March 12, 2025

Commission File Number	Exact name of registrants as specified in their charters, address of principal executive offices and registrants' telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
2-27612	FLORIDA POWER & LIGHT COMPANY	59-0247775
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrants	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NextEra Energy, Inc.	Common Stock, $0.01 Par Value	NEE	New York Stock Exchange
	6.926% Corporate Units	NEE.PRR	New York Stock Exchange
	7.299% Corporate Units	NEE.PRS	New York Stock Exchange
	7.234% Corporate Units	NEE.PRT	New York Stock Exchange

Florida Power & Light Company	None

Indicate by check mark whether the registrants are an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 12, 2025, Rebecca Kujawa, President and Chief Executive Officer of NextEra Energy Resources, LLC (NEER), a subsidiary of NextEra Energy, Inc. (NEE), notified NEE that she plans to retire from those positions effective May 22, 2025 as part of a planned leadership succession process.

As part of the planned succession:

•On March 14, 2025, Brian W. Bolster, Executive Vice President, Finance and Chief Financial Officer of NEE and Florida Power & Light Company (FPL), resigned from those positions effective May 22, 2025 and was appointed President and Chief Executive Officer of NEER to succeed Ms. Kujawa effective May 22, 2025.

•On March 14, 2025, James M. May, Vice President, Controller and Chief Accounting Officer of NEE, resigned from those positions effective May 22, 2025 and was appointed to serve as Treasurer of NEE and FPL and Assistant Secretary of NEE effective May 22, 2025.

(c) Also as part of the planned succession:

•On March 14, 2025, Michael H. Dunne, Treasurer of NEE and FPL and Assistant Secretary of NEE, was appointed to succeed Mr. Bolster as Executive Vice President, Finance and Chief Financial Officer of NEE and FPL effective May 22, 2025. Mr. Dunne, age 49, has served as Treasurer of NEE and FPL and Assistant Secretary of NEE since January 2023. He served as Vice President, Finance of NEE from April 2022 to December 2022. He also served as Treasurer and Assistant Secretary of XPLR Infrastructure, LP from February 2023 to January 2025 and of XPLR Infrastructure’s general partner from December 2022 to February 2025. Before joining NEE, Mr. Dunne served as Managing Director, Global Energy & Power Investment Banking for Bank of America from January 2012 to March 2022.

•On March 14, 2025, William J. Gough, Vice President, Financial Planning and Analysis of NEE, was appointed to succeed Mr. May as Vice President, Controller and Chief Accounting Officer of NEE effective May 22, 2025. Mr. Gough, age 38, has served as Vice President, Financial Planning and Analysis of NEE since October 2024. He served as Executive Director, Financial Planning and Analysis of NEE from January 2024 to October 2024. He also served as Assistant Controller of NEE from August 2023 to January 2024 and Controller of NextEra Energy Transmission from August 2021 to August 2023. Before joining NEE, Mr. Gough served with National Grid US, an electricity, natural gas and energy delivery company, as its Vice President, New York Financial Controller from December 2019 to April 2021 and as its Head of Corporate Accounting from July 2018 to November 2019. From September 2009 to June 2018, Mr. Gough held various positions with PricewaterhouseCoopers LLP, most recently as an audit service senior manager from July 2017 to June 2018.

•On March 14, 2025, in connection with the foregoing appointments, the Compensation Committee of NEE’s Board of Directors (Committee) approved increases in the compensation of Messrs. Dunne and Gough. Effective March 17, 2025, Mr. Dunne’s annual base salary is $850,000 and his annual incentive plan target is 70% of base salary and Mr. Gough’s annual base salary is $385,000 and his annual incentive plan target is 45% of base salary. The 2025 equity compensation awards for Mr. Dunne is in the target amount of $2,555,000 and for Mr. Gough is $341,700, with the mix of such equity compensation awards being as follows:

▪For Mr. Dunne, 50% of the target amount is in the form of performance share awards that will vest fully on December 31, 2027, 14% is in the form of non-qualified stock options that will vest ratably over three years, and 31% is in the form of restricted stock that will vest ratably over three years, all issued pursuant to the NEE 2021 Long Term Incentive Plan (NEE LTIP), and 5% of the target amount is in the form of XPLR Infrastructure, LP restricted common units issued pursuant to the XPLR Infrastructure, LP 2024 Long Term Incentive Plan.

▪For Mr. Gough, 30% of the target amount is in the form of performance share awards that will vest fully on December 31, 2027, 20% is in the form of non-qualified stock options that will vest ratably over three years, and 50% is in the form of restricted stock that will vest ratably over three years, all issued pursuant to the NEE LTIP.

•On March 14, 2025, the Committee also approved for Mr. Dunne in connection with his appointment: (1) participation in the NEE Executive Severance Benefit Plan, which provides for the payment of severance benefits to senior executives if their employment is involuntarily terminated in specified circumstances; (2) an executive retention employment agreement with NEE, which affords the executive certain protections and benefits in the event of a change in control of NEE during a three-year transition period; and (3) enhanced credits for purposes of calculating the executive’s defined benefit under NEE’s Supplemental Executive Retirement Plan. For Mr. Gough, the Committee also approved his participation in NEE’s Supplemental Executive Retirement Plan. The material terms of each of the foregoing executive compensation plans and arrangements in which Messrs. Dunne and Gough will participate are described in NEE’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 1, 2024.

(e) The information presented in Item 5.02(c) of this report with respect to Mr. Dunne is incorporated by reference in this Item 5.02(e).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 17, 2025

NEXTERA ENERGY, INC.
(Registrant)

CHARLES E. SIEVING
Charles E. Sieving Executive Vice President, Chief Legal, Environmental and Federal Regulatory Affairs Officer

FLORIDA POWER & LIGHT COMPANY
(Registrant)

CHARLES E. SIEVING
Charles E. Sieving Executive Vice President

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